Exhibit 99.1

Genworth and Oceanwide Extend Merger Agreement

Richmond, VA (June 28, 2018) – Genworth Financial, Inc. (NYSE: GNW) and China Oceanwide Holdings Group Co., Ltd. (Oceanwide) today announced they have agreed to a fifth waiver and agreement of each party’s right to terminate the previously announced merger agreement. The fifth waiver and agreement extends the previous deadline of July 1, 2018 to August 15, 2018 to allow additional time for continued regulatory review of the transaction.

The extension will also allow Oceanwide and Genworth to further develop the previously announced new capital investment plan whereby Oceanwide would contribute an aggregate of $1.5 billion to Genworth over time following the closing of the transaction. The Contribution would be used to further improve Genworth’s financial stability, which could include retiring Genworth’s debt due in 2020 and 2021 or enabling future growth opportunities. As previously announced, the parties are seeking approval of a transaction with no unstacking of Genworth Life and Annuity Insurance Company from Genworth Life Insurance Company, and Genworth’s debt obligations due May 2018 were refinanced with the proceeds from a term loan and cash on hand. As a result, Oceanwide will no longer make the previously committed capital contributions that were intended to facilitate the unstacking and address Genworth’s 2018 debt maturity.

Genworth and Oceanwide continue to work closely with regulators who must approve the transaction in the U.S., China and other international jurisdictions in which Genworth does business.

“Genworth and Oceanwide continue to be committed to the transaction and are pleased to have turned our attention to obtaining the remaining regulatory approvals, now that the Committee on Foreign Investment in the United States has completed its review of our transaction,” said Tom McInerney, president and CEO of Genworth. “We recognize this process will likely extend beyond August 15.”

Added LU Zhiqiang, chairman of Oceanwide: “We are encouraged by the good progress we are making and are focused on working with Genworth to obtain the remaining required regulatory approvals, with the goal of closing the transaction as soon as possible.”

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

About Oceanwide

Oceanwide is a privately held, family owned international financial holding group founded by LU Zhiqiang. Headquartered in Beijing, China, Oceanwide’s well-established and diversified businesses include operations in financial services, energy, culture and media, and real estate assets globally, including in the United States.

Oceanwide is the controlling shareholder of the Shenzhen-listed Oceanwide Holdings Co., Ltd. and Minsheng Holdings Co. Ltd.; the Hong Kong-listed China Oceanwide Holdings Limited and China Oceanwide International Financial Limited, (formerly known as Quam Limited); the privately-held Minsheng Securities, Minsheng Trust, and Asia Pacific Property & Casualty Insurance; and it is the single largest shareholder of Australia-listed CuDECO Ltd. China Oceanwide also is a minority investor in Shanghai-listed China Minsheng Bank and Hong Kong-listed Legend Holdings. In the United States, Oceanwide has real estate investments in New York, California, and Hawaii. Businesses controlled by Oceanwide have more than 10,000 employees globally.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to August 15, 2018 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond August 15, 2018 or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the parties’ inability to agree on a new capital investment plan; (iv) the risk that a condition to closing of the transaction may not be satisfied; (v) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (vi) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (vii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (viii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (ix) continued availability of capital and financing to Genworth before the consummation of the transaction; (x) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xi) changes in applicable laws or regulations; (xii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xv) the impact of changes in interest rates and political instability; and (xvi) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 28, 2018. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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For further information:

Investors: investorinfo@genworth.com

Media: Julie Westermann, 804 662.2423, julie.westermann@genworth.com